UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2023

COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
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(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas 75201
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(Address of principal executive offices) (zip code)

(214) 462-6831
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5 par value	CMA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 24, 2023, the Governance, Compensation and Nominating Committee (the “Committee”) of the Board of Directors of Comerica Incorporated (“Comerica”) approved the promotion of several officers. Executive Vice President Peter L. Sefzik, age 47, has been named Senior Executive Vice President and Chief Banking Officer; Executive Vice President and Chief Enterprise Technology and Operations Services Officer Megan D. Crespi, age 49, has been named Senior Executive Vice President and Chief Operating Officer; Executive Vice President and Chief Financial Officer James J. Herzog, age 60, has been named Senior Executive Vice President and Chief Financial Officer; and Executive Vice President and Chief Risk Officer Jay K. Oberg, age 53, has been named Senior Executive Vice President and Chief Risk Officer of Comerica and Comerica Bank, all effective January 27, 2023.

Biographical information is available on pages 35-39 of our definitive proxy statement for the 2022 Annual Meeting, filed with the Securities and Exchange Commission on March 15, 2022, which is incorporated herein by reference. There are no arrangements or understandings between Ms. Crespi and any other persons pursuant to which she was appointed as an officer, and Ms. Crespi has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Ms. Crespi does not have a family relationship with any member of the Board or any executive officer of Comerica.

In connection with the promotions, Comerica will increase Mr. Sefzik’s base salary to $650,000 per year, Ms. Crespi’s base salary to $605,000 per year, Mr. Herzog’s base salary to $675,000 per year and Mr. Oberg’s base salary to $565,000 per year. With the new promotions, the Annual Executive Incentive Program (“AEI”) individual incentive targets under the Comerica Incorporated 2016 Management Incentive Plan, as amended and/or restated from time to time will be 100% of base salary for Mr. Herzog and 90% for Mr. Sefzik, Ms. Crespi and Mr. Oberg, and their AEI individual incentive maximum will be 200% and 180% of base salary, respectively.

The promotions occurred concurrently with Comerica’s annual equity grant cycle, and as part of the annual grant, Mr. Sefzik received equity grants valued at a total of approximately $1,200,000, Ms. Crespi received equity grants valued at a total of approximately $850,000, Mr. Herzog received equity grants valued at a total of approximately $1,300,000, and Mr. Oberg received equity grants valued at a total of approximately $700,000, all as of the grant date of January 24, 2023. In each case, 60% of the equity award was allocated toward a target number of performance-based restricted stock units under the senior executive long-term performance program (“SELTPP”); 30% of the equity award was allocated toward restricted stock units, and 10% of the equity award was allocated toward stock options.

All of the equity grants were made under Comerica’s Amended and Restated 2018 Long-Term Incentive Plan. The target grant of SELTPP restricted stock units is subject to an updated form of SELTPP agreement approved by the Committee on January 24, 2023 and attached hereto as Exhibit 10.1N, and is incorporated herein by reference. The updated SELTPP agreement amends the calculation method for Comerica’s average return on common equity excluding certain non-performance items and makes certain clarifying changes regarding TSR calculations, and was used for all of the January 2023 SELTPP grants. It will be eligible to vest over a three-year performance period (2023-2025), relative to targets established toward the beginning of the performance period, with settlement occurring after the end of the performance period. The description in this Current Report on Form 8-K of the new form of SELTPP agreement is qualified in its entirety by reference to the attached exhibit. The grant of restricted stock units is subject to Comerica’s standard employee restricted stock unit agreement (2020 non-cliff vesting version), with 50% of the shares vesting on the second anniversary of the grant date and 25% vesting on each of the third and fourth anniversaries of the grant date. The grant of stock options is subject to Comerica’s standard non-qualified stock option agreement, with the stock options vesting 25% per year over four years and having a term of 10 years. Additional information about Comerica’s executive compensation program can be found in its 2022 Proxy Statement.

ITEM 7.01	REGULATION FD DISCLOSURE.

On January 25, 2023, Comerica issued a press release regarding the organizational changes. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Items 7.01 and 9.01 of this report (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of

1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

    (d) Exhibits
10.1N    Form of Standard Comerica Incorporated Senior Executive Long-Term Performance Restricted Stock Unit Award Agreement under the Comerica Incorporated 2018 Long-Term Incentive Plan (2023 version)
99.1    Press release dated January 25, 2023
104     The cover page from Comerica's Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

By:    /s/ Von E. Hays
Name:    Von E. Hays
Title:    Executive Vice President and Chief Legal Officer

Date: January 25, 2023